                       CONSENT OF REZNICK FEDDER & SILVERMAN


                                 -------------

We consent to the incorporation by reference in this Current Report on Form 8-K, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports dated as per the attached schedule with respect to the audit of the partnerships per the attached schedule for the year ended December 31, 1994, and the incorporation by reference of such report in AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on S-3 (No. 333-828), AIMCO's Registration Statement on S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on S-3 (No. 333-08997), AIMCO's Registration Statement on S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), AIMCO's Registration Statement on S-3 (No. 333-20755).


                                       /s/ Reznick Fedder & Silverman
                                       -------------------------------------
                                       REZNICK FEDDER & SILVERMAN



Bethesda, Maryland
April 28, 1997

                                   ATTACHMENT
                            SCHEDULE OF PARTNERSHIPS


PARTNERSHIP NAME                                                   DATED
----------------                                                   -----

Beautiful Village Associates Redevelopment Company            February 8, 1995
Branchwood Towers Limited Partnership                         February 7, 1995
Citrus Park Associates, Ltd.                                  January 31, 1995
Community Circle II Limited                                   January 26, 1995
Copperstone Limited Partnership                               January 19, 1995
Diakonia Associates Limited Partnership                       January 31, 1995
Easton Terrace I Associates                                   January 24, 1995
Easton Terrace II Associates                                  February 9, 1995
Eastridge Apartments                                          January 13, 1995
Emory Grove Associates Limited Partnership                    February 6, 1995
First Alexandria Associates                                   January 20, 1995
Flatbush NSA Associates                                       January 30, 1995
Franklin Square School Associates                             January 12, 1995
Gates Mill I Limited Partnership                              February 1, 1995
Grosvenor House Associates Limited Partnership               February 10, 1995
Harris Park Limited Partnership                               February 8, 1995
Hollybush Gardens I                                           January 27, 1995
Hollybush Gardens II                                          January 27, 1995
Intown West Associates Limited Partnership                    January 27, 1995
Lake Avenue Associates                                        February 6, 1995
Lake Crossing Limited Partnership                             January 11, 1995
Lakehaven Associates One                                      January 25, 1995
Lakehaven Associates Two                                      January 20, 1995
Linden Court Associates                                       January 30, 1995
Loudoun House Limited Partnership                            February 13, 1995
Monaco Arms Associates I                                      January 30, 1995
Monaco Arms Associates II                                     January 25, 1995
Muske Limited Partnership                                     February 3, 1995
Natick Associates                                             January 31, 1995
Oakcrest Terrace Apartments                                   February 8, 1995
Oakwood Limited Partnership                                   February 3, 1995
Parkview Associates                                           January 20, 1995
Queenstown Apartments Limited Partnership                     February 9, 1995
Rancho Townhouse Associates                                   February 3, 1995
Ruscombe Gardens Limited Partnership                          January 30, 1995
Sencit - Jacksonville Company LTD                             January 14, 1995
Sheffield Associates                                          February 8, 1995
Snap IV Limited Partnership                                   January 31, 1995
Tara Bridge Limited Partnership                               January 20, 1995
Twin Towers Associates                                       February 10, 1995
Tyee Associates Limited Partnership                           January 13, 1995
Urbanization Maria Lopez Housing Company                      February 3, 1995
Westminster Associates                                        January 31, 1995
Wollaston Manor Associates                                    January 25, 1995
Woodside Village Limited Partnership                          January 13, 1995